EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Chartwell International Inc. (the “Company”) on Form 10-QSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), we, Imre Eszenyi, Acting President and Chairman of the Board and Paul Biberkraut, Chief Financial and Administrative Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2008	/s/ Imre Eszenyi
Imre Eszenyi
Acting President and Chairman of the Board (Principal Executive Officer)

Dated: February 12, 2008	/s/ Paul Biberkraut
Paul Biberkraut
Chief Financial and Administrative Officer (Principal Financial Officer and Principal Accounting Officer)